Exhibit 24.2

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company, a California corporation (the “Corporation”) hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of the Corporation:

(A)

a registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of the following securities of the Corporation (collectively, the “Securities”): (i) debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured (the “Debt Securities”); (ii) warrants for the purchase of Debt Securities; and (iii) contracts to purchase or sell any of the foregoing (the “Purchase Contracts”), which may be issued separately or as part of units consisting of a Purchase Contract and other securities or obligations issued by the Corporation or any of its subsidiaries or other affiliates or third parties (including, without limitation, other Securities and United States treasury securities); and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, we have signed these presents this 21st day of February 2020.

/s/ Richard R. Barrera Richard R. Barrera	/s/ Meridee A. Moore Meridee A. Moore

/s/ Jeffrey L. Bleich Jeffrey L. Bleich	/s/ Eric D. Mullins Eric D. Mullins

/s/ Nora Mead Brownell Nora Mead Brownell	/s/ Kristine M. Schmidt Kristine M. Schmidt

/s/ Cheryl F. Campbell Cheryl F. Campbell	/s/ William L. Smith William L. Smith

/s/ Fred J. Fowler Fred J. Fowler	/s/ Andrew M. Vesey Andrew M. Vesey

/s/ William D. Johnson William D. Johnson	/s/ Alejandro D. Wolff Alejandro D. Wolff

/s/ Michael J. Leffell Michael J. Leffell	/s/ John M. Woolard John M. Woolard

/s/ Dominique Mielle Dominique Mielle

POWER OF ATTORNEY

Andrew M. Vesey, the undersigned, Chief Executive Officer and President of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Chief Executive Officer and President (principal executive officer) of the Corporation:

(A)

a registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of the following securities of the Corporation (collectively, the “Securities”): (i) debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured (the “Debt Securities”); (ii) warrants for the purchase of Debt Securities; and (iii) contracts to purchase or sell any of the foregoing (the “Purchase Contracts”), which may be issued separately or as part of units consisting of a Purchase Contract and other securities or obligations issued by the Corporation or any of its subsidiaries or other affiliates or third parties (including, without limitation, other Securities and United States treasury securities); and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 21st day of February 2020.

/s/ Andrew M. Vesey
Andrew M. Vesey

POWER OF ATTORNEY

David S. Thomason, the undersigned, Vice President, Chief Financial Officer and Controller of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President, Chief Financial Officer (principal financial officer) and Controller (principal accounting officer) of the Corporation:

(A)

a registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of the following securities of the Corporation (collectively, the “Securities”): (i) debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured (the “Debt Securities”); (ii) warrants for the purchase of Debt Securities; and (iii) contracts to purchase or sell any of the foregoing (the “Purchase Contracts”), which may be issued separately or as part of units consisting of a Purchase Contract and other securities or obligations issued by the Corporation or any of its subsidiaries or other affiliates or third parties (including, without limitation, other Securities and United States treasury securities); and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 21st day of February 2020.

/s/ David S. Thomason
David S. Thomason